                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) January 3, 1997
                                                       ---------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


               0-9787                                        73-1105145
               ------                                        ----------
            (Commission                                    (IRS Employer
            File Number)                                 Identification No.)


      450 East Las Olas Boulevard
               Suite 1200
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

On January 3, 1997, Republic Industries, Inc. (the "Registrant") completed the previously announced acquisition of Ed Mullinax, Inc. ("Mullinax"). As a result of such transaction, Mullinax became a wholly-owned subsidiary of the Registrant.

The descriptions contained herein of the transaction are qualified in their entirety by reference to the Press Release, dated January 3, 1997, attached hereto as Exhibit 99, which is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Not applicable

  (b) Not applicable

  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                           Michael S. Karsner
                                           Senior Vice President
                                           and Chief Financial Officer

Date:  January 17, 1997
       ----------------

                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2.      None

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.     None

        24.     None

        27.     None

        99.     Press Release, dated January 3, 1997.